Exhibit 10.3

December 4, 2008

Circuit City Stores, Inc. as Lead Borrower
9954 Mayland Drive
Richmond, Virginia 23233
Attention: Treasurer and General Counsel

Ladies and Gentlemen:

Reference is hereby made to that certain Senior Secured, Super-Priority, Debtor-In-Possession Credit Agreement, dated as of November 12, 2008 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “DIP Credit Agreement”), by and between, among others, (i) Circuit City Stores, Inc. (the “Lead Borrower”), (ii) the other Domestic Borrowers party thereto (together with the Lead Borrower, the “U.S. Debtors”), (iii) InterTAN Canada Ltd. as Canadian Borrower, (iv) the Lenders party thereto (the “DIP Lenders”), (iv) Bank of America, N.A., as Administrative Agent and Collateral Agent (the “Agent”) and (v) Bank of America, N.A. (acting through its Canada branch), as Canadian Administrative Agent and Canadian Collateral Agent (the “Canadian Agent”).  All terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the DIP Credit Agreement.

In connection with the DIP Credit Agreement, (i) the U.S. Bankruptcy Court in the Chapter 11 Case (as defined in the DIP Credit Agreement) entered an Interim Order Pursuant to 11 U.S.C. Sections 105, 361, 362, 363 and 364 and Rules 2002, 4001 and 9014 of the Federal Rules of Bankruptcy Procedure (1) Authorizing Incurrence by The Debtors of Post-Petition Secured Indebtedness with Priority over All Secured Indebtedness and with Administrative Superpriority, (2) Granting Liens, (3) Authorizing Use of Cash Collateral by the Debtors Pursuant to 11 U.S.C. Section 363 and Providing for Adequate Protection, (4) Modifying the Automatic Stay, and (5) Scheduling a Final Hearing (the “Interim Order”), and (ii) the Canadian Bankruptcy Court in the Canadian Bankruptcy Case (as defined in the DIP Credit Agreement) entered an Initial Order (the “Initial Order”).

The Lead Borrower has requested that the DIP Lenders consent to the following, which, if consummated, otherwise would result in the occurrence of a Default and Event of Default:

1.
The U.S. Bankruptcy Court in the Chapter 11 Case has entered an Order under Bankruptcy Code Sections 105(a), 363, and 366, and Bankruptcy Rule 6003 (I) Approving Debtors’ Adequate Assurance of Payment, (II) Establishing Procedures for Resolving Requests by Utility Companies for Additional Assurance of Payment, (III) Scheduling a Hearing with respect to Contested Adequate Assurance of Payment Requests, and (IV) Authorizing Debtors to Pay Claims of a Third Party Vendor (the “Utilities Order”).  Pursuant to the Utilities Order, the U.S. Debtors were directed to establish the Utility Blocked Account (as defined in the Utilities Order) in the amount of $5,000,000 with Bank of America.  The U.S. Debtors have failed to establish the Utilities Block Account, which failure may constitute a Default and/or Event of Default under Section 7.01(v) of the DIP Credit Agreement and the U.S. Debtors have therefore requested a waiver of such potential Default and/or Event of Default and any other Default and/or Event of Default arising as a result thereof.  In lieu of establishing the Utility Blocked Account, the U.S. Debtors have requested:

a.	that the following new definitions be added in appropriate alphabetical order:

“Payment Request” has the meaning set forth in the Utility Order.

“Utilities Order” means that certain Order under Bankruptcy Code Sections 105(a), 363, and 366, and Bankruptcy Rule 6003 (I) Approving Debtors’ Adequate Assurance of Payment, (II) Establishing Procedures for Resolving Requests by Utility Companies for Additional Assurance of Payment, (III) Scheduling a Hearing with respect to Contested Adequate Assurance of Payment Requests, and (IV) Authorizing Debtors to Pay Claims of a Third Party Vendor dated November 10, 2008, as amended or modified from time to time.

“Utility Blocked Account” has the meaning set forth in the Utility Order.

b.	that an Availability Reserve in the amount of $5,000,000 (or such other amount as may be authorized by the U.S. Bankruptcy Court) be imposed under the Borrowing Base; and

c.
that the Swingline Lender make a Swingline Loan (or the DIP Lenders make a Revolving Loan), whether or not the conditions precedent set forth in Section 4.02 of the DIP Credit Agreement are then satisfied and until such time as the Commitments have been terminated, to fund any Payment Request (as defined in the Utilities Order) made by any Utility Company; and

d.	that the provisions of Section 7.04(a), clause ELEVENTH of the DIP Credit Agreement be amended to provide as follows:

ELEVENTH, (a) first, to fund the Utility Blocked Account in an amount equal to $5,000,000 (or such other amount as may be authorized by the U.S. Bankruptcy Court), and (b) thereafter, to the Lead Borrower for distribution to the Loan Parties, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

2.
The U.S. Bankruptcy Court in the Chapter 11 Case has entered an Order pursuant to Bankruptcy Code Sections 105(a), 506(a), 507(a)(8) and 1129, and Bankruptcy Rule Authorizing The Debtors to Pay Pre-Petition Sales, Use, Trust Fund and Other Taxes and Related Obligations.  The U.S. Debtors have filed a Supplemental Motion for Order pursuant to Bankruptcy Code Sections 105(a), 506(a), 507(a)(8) and 1129, and Bankruptcy Rule Authorizing The Debtors to Pay Pre-Petition Sales, Use, Trust Fund and Other Taxes and Related Obligations in the approximate sum of $13,000,000.  The payment of such pre-petition tax claims without the consent of the Required Lenders would constitute a Default and/or Event of Default under (i) Section 7.01(d) as a result of breaching Sections 5.11, 5.17(i), 6.13(f), 6.13(g), (ii) Section 7.01(t), (iii) Section 7.01(u) and (iv) Section 7.01(v) of the DIP Credit Agreement and the U.S. Debtors have therefore requested a waiver of such Defaults and Events of Default in order to make such tax payments.

3.
The Canadian Borrower, with the support of the Monitor, has requested certain modifications to the Initial Order in the Canadian Bankruptcy Case, the effect of which is to potentially increase the amount of the obligations to be paid to the Canadian unsecured creditors after payment of the Canadian Liabilities (other than the Facility Guaranty executed by the Canadian Loan Parties) before application of the proceeds of the Collateral from the Canadian Loan Parties to such Facility Guaranty, to provide additional protection for landlords, and to restrict the Canadian Borrower’s ability to terminate certain agreements without Monitor or court approval.  The entry of such a modification without the consent of the Agents and the Required Lenders would result in a Default and/or Event of Default under (i) Section 7.01(d) as a result of breaching Sections 6.13(b), 6.13(c), 6.13(d), 6.13(g), (ii) Section 7.01(o) and (iii) Section 7.01(s) of the DIP Credit Agreement and the Canadian Loan Parties have therefore requested a waiver of such Event of Default in order to so amend the Initial Order.

4.
The Lead Borrower has requested that the DIP Lenders waive, effective as of the Closing Date, any Default and/or Event of Default that may have occurred under Section 7.01(d) as a result of the entering by the U.S. Bankruptcy Court in the Chapter 11 Case of an Order which authorizes the return of any of the Loan Parties’ property pursuant to Section 546(h) of the Bankruptcy Code in breach of Section 6.13(e) of the DIP Credit Agreement, and any other Default and/or Event of Default arising as a result thereof.

The Lead Borrower has requested that the DIP Lenders consent to the following amendments to the DIP Credit Agreement:

1.           The definition of “Permitted Encumbrances” is hereby amended by deleting clause (k) thereof in its entirety and by substituting “(k) The Administration Charge, Directors’ Charge, KERP Charge and Canadian Creditor Charge” in its stead;

2.           Section 2.29(b) of the DIP Credit Agreement is hereby deleted in its entirety and the following substituted in its stead: “All of the Obligations are secured by Liens on all the assets of the Canadian Loan Parties and at all times will be entitled to a super priority claim status and will be secured by a first priority perfected security interest and hypothec in favor of the Canadian Agent (in each case subject only to (i) the Directors’ Charge, (ii) the Administration Charge, (iii) the KERP Charge, (iv) solely with respect to the Obligations owed by the Domestic Loan Parties, the Canadian Creditor Charge, and (v) Permitted Encumbrances having priority under Applicable Law).  All Liens on the assets of the Canadian Loan Parties which secure the Obligations shall constitute first priority Liens, subject only to the Liens securing the Pre-Petition Liabilities and the items described in subclauses (i) through (v) above to the extent that such charges have priority under Applicable Law.  No other claims or Liens having a priority superior or pari passu to that granted to or on behalf of the Canadian Agent or the Lenders shall be granted or approved while any of the Obligations or the Commitments remain outstanding.”

3.           Section 6.13(e) of the DIP Credit Agreement is hereby deleted in its entirety and the following substituted in its stead: “The return of any of the Loan Parties’ property pursuant to Section 546(h) of the Bankruptcy Code or any similar provision of the CCAA or Applicable Law in Canada;”

4.           Section 7.01(s) of the DIP Credit Agreement is hereby deleted in its entirety and the following substituted in its stead: “The filing of any application by any Loan Party without the express prior written consent of the Agents and the Required Lenders for the approval of any super-priority claim in the Cases which is pari passu with or senior to the priority of the claims of the Agents and the Lenders for the Obligations, or there shall arise any such super-priority claim under the Bankruptcy Code or CCAA (in each case, other than the Professional Fee Carve Out, the Administration Charge, the Directors’ Charge, the KERP Charge, the claim of the lenders under the Term Loan, and solely with respect to the Obligations owed by the Domestic Loan Parties, the Canadian Creditor Charge);”

The Agents and the Required Lenders consent to each of the foregoing (including entry of the court orders described above) and waive any Defaults and/or Events of Default referenced above, subject to the following:

a.
The U.S. Debtors obtain an amended Utilities Order on the terms set forth herein and otherwise reasonably acceptable to the Agents (which order shall include the protections set forth in Paragraph 9 of the existing Utilities Order).

b.	The form of amended Initial Order in the Canadian Bankruptcy Case shall be reasonably satisfactory in form and substance to the Canadian Agent and the Canadian Lenders.

c.
The U.S. Bankruptcy Court and the Canadian Bankruptcy Court shall have entered such orders, if any, as the Agents may reasonably require in connection with the entering into of this letter by the Borrowers.

d.
The foregoing waiver relates only to the matters specified herein and is not a continuing waiver of any provisions of the DIP Credit Agreement, each of which continue to remain in full force and effect as written.

This letter is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This letter may be executed by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one agreement.  A facsimile or other electronic copy of this letter bearing the signature of any party hereto shall be deemed to be an original.  Section headings used herein are for convenience of reference only, are not part of this letter and are not to affect the construction of, or to be taken into consideration in interpreting, this letter.  This letter embodies the entire agreement and understanding among the parties with respect to the matters reference herein, and supersedes all prior agreements and understandings relating to the subject matter thereof. The letter is a Loan Document under the terms of the DIP Credit Agreement.

This letter shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of laws principles, the Bankruptcy Code and the CCAA.  Each party hereby irrevocably submits to the non-exclusive jurisdiction of the United States Bankruptcy Court for the Eastern District of Virginia any New York State court or federal court sitting in the County of New York (and with respect to the Canadian Loan Parties, the Ontario Superior Court of Justice (Commercial List)) in respect of any suit, action or proceeding arising out of or relating to the provisions of this letter and irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court.  Each party hereby waives any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  The parties hereto hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any action or proceeding arising out of or relating to this letter.

[SIGNATURE PAGES FOLLOW]

Please indicate your agreement with the foregoing by signing below.

If you have any questions regarding the foregoing, please do not hesitate to contact us.

Very truly yours,

BANK OF AMERICA, N.A.,
as Administrative Agent, as Collateral Agent,
and as Domestic Lender

By:________________________
Name:
Title:

BANK OF AMERICA, N.A., (acting through its Canada branch), as Canadian Lender and as Canadian Administrative Agent and Canadian Collateral Agent

By:________________________
Name:______________________
Title:_______________________

GENERAL ELECTRIC CAPITAL CORPORATION,
as Co-Documentation Agent, as Co-Collateral Agent and as Domestic Lender
By:________________________
Name:______________________
Title:_______________________

WELLS FARGO RETAIL FINANCE, LLC, as Syndication Agent, Joint Bookrunner and Domestic Lender
By:________________________
Name:______________________
Title:_______________________

JPMORGAN CHASE BANK, N.A.
as co-Documentation Agent and as Domestic Lender
By:________________________
Name:______________________

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL), as Domestic Lender

By:________________________
Name:______________________
Title:_______________________
Address:

GMAC COMMERCIAL FINANCE LLC, as
Domestic Lender

By:________________________
Name:______________________
Title:_______________________

THE CIT GROUP/BUSINESS CREDIT, INC., as
Domestic Lender

By:________________________
Name:______________________
Title:_______________________

NATIONAL CITY BUSINESS CREDIT, INC., as Domestic Lender

By:________________________
Name:______________________
Title:_______________________

BURDALE FINANCIAL LTD., as
Domestic Lender

By:________________________
Name:______________________
Title:_______________________

UBS LOAN FINANCE LLC, as
Domestic Lender

By:________________________
Name:______________________
Title:_______________________

UPS CAPITAL CORPORATION, as
Domestic Lender

By:________________________
Name:______________________
Title:_______________________

FIFTH THIRD BANK, as Domestic Lender
By:________________________
Name:______________________
Title:_______________________

SUNTRUST BANK, as
Domestic Lender

By:________________________
Name:______________________
Title:_______________________

TEXTRON FINANCIAL CORPORATION, as
Domestic Lender

By:________________________
Name:______________________
Title:_______________________
MERRILL LYNCH CAPITAL, a Division of Merrill Lynch Business Financial Services Inc., as
Domestic Lender

By:________________________
Name:______________________
Title:_______________________

PNC BANK, N.A., as
Domestic Lender

By:________________________
Name:______________________
Title:_______________________

WEBSTER BUSINESS CREDIT CORPORATION, as
Domestic Lender

By:________________________
Name:______________________
Title:_______________________

CAPITAL ONE LEVERAGE FINANCE CORP., as
Domestic Lender

By:________________________
Name:______________________
Title:_______________________

Acknowledged and Agreed to by:

Domestic Borrowers:

CIRCUIT CITY STORES, INC.

By:           ______________________________
Name:
Title:

CIRCUIT CITY STORES WEST COAST, INC.

By:           ______________________________
Name:
Title:

CIRCUIT CITY STORES PR, LLC

By:           ______________________________
Name:
Title:

Canadian Borrower:

INTERTAN CANADA LTD.

By:           ______________________________
Name:
Title:

Facility Guarantors: